                                  AXS-ONE INC.

                           UNIT SUBSCRIPTION AGREEMENT
                                  COMMON STOCK
                                  AND WARRANTS

UNIT SUBSCRIPTION AGREEMENT dated as of June 17, 2005 (this "Agreement"), among
AXS-One Inc., a Delaware corporation (the "Company"), and the persons who execute this agreement as investors (each an "Investor" and collectively the
"Investors").

Background: The Company desires to sell to the Investors, and the Investors desire to purchase, an aggregate of 4,534,461 shares of common stock, $.01 par value per share, of the Company (the "Shares") in Units (as defined below) with
3-year warrants, in substantially the form attached hereto as Exhibit 1, exercisable to purchase an aggregate of (i) 453,450 shares of Common Stock at
$1.90 per share (the "Class C Warrants"), and (ii) 453,442 shares of Common
Stock for an aggregate price of $2.15 (the "Class D Warrants", and together with the Class C Warrants, the "Warrants"). The proceeds of the sale thereof will be used in the development and continuance of the business of the Company and each of its Subsidiaries.

         In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

Certain Definitions:

         "Action" has the meaning set forth in Section 2.10.

         "Affiliate" means, as to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person. As used in this definition, "control"
(including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

         "Blue Sky Laws" has the meaning set forth in Section 2.7(b).

         "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

         "Certificate of Incorporation" has the meaning set forth in Section
2.2(a).

         "Closing Date" has the meaning set forth in Section 1.2.

         "Closing" has the meaning set forth in Section 1.2.

         "Common Stock" means the Company's Common Stock, $.01 par value per share, authorized as of the date hereof, and any stock of any class or classes
(however designated) hereafter authorized upon reclassification thereof, which, if the Board of Directors declares a dividend or distribution, has the right to participate in the distribution of earnings and assets of the Company after the payment of dividends or other distributions on any shares of capital stock of the Company entitled to a preference and in the voting for the election of directors of the Company.

         "Company" has the meaning set forth at the head of this Agreement and any corporation or other entity which shall succeed to or assume, directly or indirectly, the obligations of the Company hereunder. The term "corporation"
shall include an association, joint stock company, business trust, limited liability company or other similar organization.

         "Company Disclosure Letter" means the disclosure letter dated June 17,
2005 delivered to the Investors prior to the execution of this Agreement, which letter is incorporated in this Agreement.

         "Company IP" has the meaning set forth in Section 2.12(a).

         "Convertible Security" means any (i) option to purchase or right to subscribe for Common Stock, (ii) security by its terms convertible into or exchangeable for Common Stock or (iii) option to purchase or right to subscribe for such convertible or exchangeable securities.

         "Contemplated Transactions" has the meaning set forth in Section
2.1(b).

         "Exchange Act" has the meaning set forth in Section 2.7(b).

         "Form 10-K Financial Statements" has the meaning set forth in Section
2.9(d).

         "Governmental Body" has the meaning set forth in Section 2.7(b).

         "Indemnified Party" has the meaning set forth in Section 5.2(b).

         "Indemnifying Party" has the meaning set forth in Section 5.2(c).

         "Initial Closing" has the meaning set forth in Section 1.2.

         "Initial Closing Date" has the meaning set forth in Section 1.2.

         "Investor Rights Agreement" has the meaning set forth in Section
1.3(a).

         "Knowledge" shall mean, with respect to a particular fact or other matter, the actual current knowledge, after reasonable investigation, of the
Chief Executive Officer or Chief Financial Officer of the Company.

         "Legal Requirement" has the meaning set forth in Section 2.8.

         "Losses" has the meaning set forth in Section 5.2(b).

         "Material Adverse Effect" has the meaning set forth in Section 2.1(a).

         "Material Agreement" has the meaning set forth in Section 2.7.

         "Notice" has the meaning set forth in Section 6.6.

         "Person" means any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity, any university or similar institution, or any government or any agency or instrumentality or political subdivision thereof.

         "Purchased Shares" has the meaning set forth in Section 1.1(a).

         "Purchased Warrants" has the meaning set forth in Section 1.1(a).

         "Rule 144" means Rule 144 promulgated under the Securities Act or any successor or substitute rule, law or provision.

         "SEC" means the Securities and Exchange Commission.

         "SEC Documents" has the meaning set forth in Section 2.9(a).

         "Second Closing" has the meaning set forth in Section 1.2.

         "Second Closing Date" has the meaning set forth in Section 1.2.

         "Securities" has the meaning set forth in Section 1.1(a).

         "Securities Act" has the meaning set forth in Section 2.5.

         "Specified Investor" has the meaning set forth in Section 1.2.

         "Subsidiary" means any significant subsidiary (as defined under Rule
1.02(w) of Regulation S-X promulgated by the SEC) of the Company.

         "Transaction Documents" has the meaning set forth in Section 1.3(a).

         "Underlying Shares" means the shares of Common Stock issued or from time to time issuable upon exercise of the Warrants.

         "Unit" means (i) 10,000 Shares, (ii) Class C Warrants to purchase 1,000 shares of Common Stock at $1.90 per share and (iii) Class D Warrants to purchase
1,000 shares of Common Stock at $2.15 per share.

                  1. Purchase and Sale of Stock.

                           1.1. Sale and Issuance of Securities.

                                (a) The Company shall sell to the Investors
                  and the Investors shall purchase from the Company, 453.45
                  Units at a price per Unit equal to $14,886, or a total of (i)
                  4,534,461 Shares (the "Purchased Shares") and (ii) Warrants to
                  purchase an aggregate of 906,892 shares of Common Stock (the
                  "Purchased Warrants" and collectively with the Purchased
                  Shares, the "Securities"), for an aggregate purchase price of
                  $6,750,000.

                                (b) The number of Purchased Shares and
                  Purchased Warrants to be purchased by each Investor from the
                  Company is set forth on Schedule 1.1(b) hereto, subject to acceptance, in whole or in part, by the Company.

                           1.2. Closings. The initial closing (the "Initial
         Closing") of the purchase and sale of the Securities hereunder (with the exception of the Securities purchased by Investors who are affiliated with or are directors or executive officers of the Company
         (the "Specified Investors")) shall take place within four Business Days of the date of this Agreement or such later date that the Company's
         American Stock Exchange Additional Listing Application with respect to the Securities is approved (the "Initial Closing Date"). The closing
         (the "Second Closing") of the purchase and sale of the Securities hereunder purchased by the Specified Investors shall take place within four Business Days of the date that the investment of the Specified
         Investors is approved by a majority of the disinterested stockholders of the Company (the "Second Closing Date"). The Initial Closing and the
         Second Closing are each referred to herein as a "Closing" and the
         Initial Closing Date and the Second Closing Date are each referred to herein as a "Closing Date". The Company agrees to prepare and file with the Securities and Exchange Commission a proxy statement with respect to stockholder approval of the purchase of Securities by the Specified
         Investors not later than thirty (30) days after the date of the Initial
         Closing and to proceed promptly thereafter with a special meeting of the stockholders for such purpose. Each Closing shall take place at the offices of Gersten Savage, LLP, the Investors' counsel, in New York,
         New York, or at such other location as is mutually acceptable to the
         Investors and the Company, subject to fulfillment of the conditions to such Closing set forth in the Agreement. At each Closing:

                                (a) each Investor purchasing Securities at
                  the Closing shall deliver to the Company or its designees by wire transfer or such other method of payment as the Company shall approve, an amount equal to the purchase price of the
                  Securities purchased by such Investor hereunder, as set forth opposite such Investor's name on the signature pages hereof.

                                (b) the Company shall authorize its transfer
                  agent to arrange delivery to each Investor of one or more
                  stock certificates registered in the name of the Investor, or in such nominee name(s) as designated by the Investor in
                  writing,

                  representing the number of Shares as set forth opposite such
                  Investor's name on Schedule 1.1(b) hereto and purchased at such Closing; and

                                (c) the Company shall issue and deliver to
                  each Investor purchasing Securities at such Closing: (i) Class
                  C Warrants, registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire the number of Underlying Shares as set forth opposite such
                  Investor's name on Schedule 1.1(b) hereto on the terms set forth therein; and (ii) Class D Warrants, registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire the number of Underlying Shares as set forth opposite such Investor's name on the Schedule 1.1(b)
                  hereto on the terms set forth therein.

                           1.3. Investors' Conditions to Closing. The obligation
         of the Investors to complete the purchase of the Securities at the applicable Closing is subject to fulfillment of the following conditions:

                                (a) the Company shall have executed and
                  delivered to the Investors an Investor Rights Agreement, dated the Initial Closing Date, in the form attached as Exhibit 2 with respect to the Purchased Shares and the Underlying Shares
                  (the "Investor Rights Agreement", and with the Agreement and the Warrants, the "Transaction Documents");

                                (b) the Company shall deliver to the applicable
                  Investors an opinion of counsel, dated the applicable
                  Closing Date and reasonably satisfactory to counsel for the
                  Investors, with respect to the matters set forth on Exhibit 3;

                                (c) the representations and warranties of the
                  Company set forth in this Agreement shall be true and
                  correct in all material respects as of the date of this
                  Agreement and as of the applicable Closing Date as though
                  made on and as of such Closing Date (except to the extent
                  such representations and warranties speak as of an earlier date, in which case such representations and warranties
                  shall be true and correct in all material respects as of
                  such earlier date), and the Company shall have performed in all material respects all covenants and other obligations
                  required to be performed by it under this Agreement at or
                  prior to the applicable Closing Date, and the applicable
                  Investors shall have received a certificate signed on behalf of the Company by an authorized officer of the Company to
                  such effect;

                                (d) the Company shall have delivered to the
                  applicable Investors a certified copy of its Certificate of
                  Incorporation and by-laws and a Certificate of Good Standing from the Secretary of State of the State of Delaware; and

                                (e) the Company shall have executed and
                  delivered all other documents reasonably requested by counsel for the Investors.

                           1.4  Company's Conditions to Closing. The obligation
         of the Company to complete the sale of the Securities at the Closing is subject to fulfillment of the following conditions:

                                (a) the Investors shall execute and deliver
                  to the Company the Investor Rights Agreement; and

                                (b) the representations and warranties of
                  the Investors set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the
                  applicable Closing Date as though made on and as of such
                  Closing Date (except to the extent such representations and warranties speak as of an earlier date), in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and the
                  Investors shall have performed in all material respects all covenants and other obligations required to be performed by them under this Agreement, if any, at or prior to the
                  applicable Closing Date.

                  2. Representations and Warranties of the Company. The Company
hereby represents and warrants to each of the Investors as follows:

                           2.1. Corporate Organization; Authority; Due
         Authorization.

                                (a) The Company (i) is a corporation duly
                  organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own or lease its properties as and in the places where its business is now conducted and to carry on its business as now conducted, and (iii) is duly qualified as a foreign corporation authorized to do business in every jurisdiction where the failure to so qualify,
                  individually or in the aggregate, would have a material
                  adverse effect on the operations, assets, liabilities,
                  financial condition or business of the Company and its
                  Subsidiaries taken as a whole (a "Material Adverse Effect").
                  Set forth in Section 2.1(a) of the Company Disclosure Letter is a complete and correct list of all Subsidiaries. Each
                  Subsidiary is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have, individually or in the aggregate, a Material Adverse Effect.

                                (b) The Company (i) has the requisite corporate
                  power and authority to execute, deliver and perform this
                  Agreement and the other Transaction Documents to which it is a party and to incur the obligations herein and therein and
                  (ii) has been authorized by all necessary corporate action to execute, deliver and perform this Agreement and the other
                  Transaction Documents to which it is a party and to
                  consummate the transactions contemplated hereby and thereby
                  (the "Contemplated Transactions"). This Agreement is and
                  each of the other Transaction Documents will be on the
                  Closing Date a valid and binding obligation of the Company enforceable in accordance with its terms except as limited by applicable bankruptcy, reorganization, insolvency,
                  moratorium or similar laws affecting the

                  enforcement of creditors' rights and the availability of
                  equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

                           2.2. Capitalization.

                           (a)  As of June 17, 2005, the authorized capital
                  stock of the Company consisted of (i) 50,000,000 shares of
                  Common Stock, of which 29,498,616 shares of Common Stock
                  were outstanding and (ii) 5,000,000 shares of Preferred
                  Stock, $.01 par value, of which no shares were outstanding.
                  All outstanding shares of capital stock of the Company were issued in compliance with all applicable Federal and state securities laws, and the issuance of such shares was duly
                  authorized by all necessary corporate action on the part of the Company. Except as contemplated by this Agreement or as set forth in the SEC Documents or in Section 2.2(a) of the
                  Company Disclosure Letter, there are (A) no outstanding
                  subscriptions, warrants, options, conversion privileges or other rights or agreements obligating the Company to
                  purchase or otherwise acquire or issue any shares of capital stock of the Company (or shares reserved for such purpose),
                  (B) no preemptive rights contained in the Company's
                  Certificate of Incorporation, as amended (the "Certificate of Incorporation"), the By-laws of the Company or contracts to which the Company is a party or rights of first refusal with respect to the issuance of additional shares of capital stock of the Company (other than as set forth in the
                  Investor Rights Agreement), including without limitation the
                  Securities and the Underlying Shares, and (C) no commitments or understandings (oral or written) of the Company to issue any shares, warrants, options or other rights to acquire any equity securities of the Company. To the Company's
                  Knowledge, except as set forth in the SEC Documents or in
                  Section 2.2(a) of the Company Disclosure Letter, none of the shares of Common Stock are subject to any stockholders'
                  agreement, voting trust agreement or similar arrangement or understanding. Except as set forth in the SEC Documents or in Section 2.2(a) of the Company Disclosure Letter, the
                  Company has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities
                  having the right to vote) with the stockholders of the
                  Company on any matter.

                           (b) With respect to each Subsidiary, except as set
                  forth in Section 2.2(b) of the Company Disclosure Letter, (i)
                  all the issued and outstanding shares of each Subsidiary's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in
                  compliance with applicable Federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase
                  securities, and (ii) there are no outstanding options to
                  purchase, or any preemptive rights or other rights to
                  subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of any Subsidiary's capital stock or any such options, rights, convertible securities or obligations. Except as disclosed in the SEC Documents or Section 2.2(b) of the
                  Company Disclosure Letter, the Company beneficially owns 100%
                  of the outstanding equity securities of each Subsidiary.

                           2.3. Validity of Securities. The issuance of the
         Securities has been duly authorized by all necessary corporate action on the part of the Company and, when issued to,

         delivered to, and paid for by the Investors in accordance with this
         Agreement, the Purchased Shares will be validly issued, fully paid and non-assessable.

                           2.4. Underlying Shares. The issuance of the
         Underlying Shares upon exercise of the Purchased Warrants has been duly authorized, and the Underlying Shares have been, and at all times prior to such exercise will have been, duly reserved for issuance upon such exercise and, when so issued, will be validly issued, fully paid and non-assessable.

                           2.5. Private Offering. Neither the Company nor anyone
         acting on its behalf has within the last 12 months issued, sold or offered any security of the Company (including, without limitation, any
         Common Stock or warrants of similar tenor to the Purchased Warrants) to any Person under circumstances that would cause the issuance and sale of the Securities, as contemplated by this Agreement, to be subject to the registration requirements of Section 5 of the Securities Act of
         1933, as amended (the "Securities Act"). The Company agrees that neither the Company nor anyone acting on its behalf will offer the
         Securities or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Securities subject to the registration requirements of Section 5 of the Securities Act.

                           2.6. Brokers and Finders. Except as set forth in
         Section 2.6 of the Company Disclosure Letter, the Company has not
         retained any broker, investment banker or finder in connection with the
         Contemplated Transactions.

                           2.7. No Conflict; Required Filings and Consents.

                                (a) The execution, delivery and performance
                  of this Agreement and the other Transaction Documents by the
                  Company do not, and the consummation by the Company of the
                  Contemplated Transactions will not, (i) conflict with or
                  violate the Certificate of Incorporation or the By-laws of the
                  Company or its Subsidiaries, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would
                  become a default) under, result in the loss of a material
                  benefit under, or give to others any right of purchase or
                  sale, or any right of termination, amendment, acceleration, increased payments or cancellation of, or result in the
                  creation of a lien or other encumbrance on any property or asset of the Company or of any of its Subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other
                  instrument or obligation to which the Company or any of its
                  Subsidiaries is a party or by which the Company or of any of its Subsidiaries or any property or asset of the Company or of any of its Subsidiaries is bound or affected (the "Material
                  Agreements"); except, in the case of clauses (ii) and (iii)
                  above, for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent or delay
                  consummation of any of the Contemplated Transactions in any material respect or otherwise prevent the

                  Company from performing its obligations under this Agreement or any of the other Transaction Documents in any material
                  respect, and would not, individually or in the aggregate,
                  have a Material Adverse Effect.

                                (b) The execution and delivery of this Agreement
                  and the other Transaction Documents by the Company do not, and the performance of this Agreement and the other
                  Transaction Documents and the consummation by the Company of the Contemplated Transactions will not, require, on the part or in respect of the Company, any consent, approval,
                  authorization or permit of, or filing with or notification to, any Governmental Body (as hereinafter defined) except
                  for the filing of a Form D with the SEC and applicable
                  requirements, if any, of the Securities Exchange Act of
                  1934, as amended (the "Exchange Act") or any state
                  securities or "blue sky" laws (collectively, "Blue Sky
                  Laws"), and any approval required by applicable rules of the markets in which the Company's securities are traded. For
                  purposes of this Agreement, "Governmental Body" shall mean any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or
                  other government; or (iii) governmental or
                  quasi-governmental authority of any nature (including any
                  governmental division, department, agency, commission,
                  instrumentality, official, organization, unit, body or
                  entity and any court or other tribunal).

                           2.8. Compliance. Except as set forth in the SEC
         Documents or in Section 2.8 of the Company Disclosure Letter, neither the Company nor any Subsidiary is in conflict with, or in default or violation of (i) any law, rule, regulation, order, judgment or decree applicable to the Company or such Subsidiary or by which any property or asset of the Company or such Subsidiary is bound or affected ("Legal
         Requirement"), or (ii) any Material Agreement, in each case except for any such conflicts, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect. Neither the
         Company nor any Subsidiary has received any written notice or other communication from any Governmental Body regarding any actual or possible violation of, or failure to comply with, any Legal
         Requirement, except any such violations or failures that would not, individually or in the aggregate, have a Material Adverse Effect.

                           2.9. SEC Documents; Financial Statements.

                                (a) The information contained in the following
                  documents, did not, as of the date of the applicable document, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or
                  necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates or, if amended, as so amended
                  (the following documents, collectively, the "SEC Documents"), provided that the representation in this sentence shall not apply to any misstatement or omission in any SEC Document
                  filed prior to the date of this Agreement which was superseded by a subsequent SEC Document filed prior to the date of this
                  Agreement: (i) the Company's Annual Report on Form 10-K for
                  the year ended

                  December 31, 2004; (ii) the Company's Quarterly Report on
                  Form 10-Q for the quarter ended March 31, 2005; (iii) the
                  Company's definitive Proxy Statement with respect to its
                  2005 Annual Meeting of Stockholders, filed with the
                  Commission on April 25, 2005; and (iv) the Company's Current
                  Reports on Form 8-K filed January 5, 2005 and May 27, 2005.

                                (b) In addition, as of the date of this
                  Agreement, the Company Disclosure Letter, when read together with the SEC Documents and the information, qualifications and exceptions contained in this Agreement, does not include any untrue statement of a material fact.

                                (c) The Company has filed all forms, reports
                  and documents required to be filed by it with the SEC for the
                  12 months preceding the date of this Agreement, including
                  without limitation the SEC Documents. As of their respective dates, the SEC Documents filed prior to the date hereof
                  complied as to form in all material respects with the
                  applicable requirements of the Securities Act, the Exchange
                  Act, and the rules and regulations thereunder.

                                (d) The Company's Annual Report on Form 10-K
                  for the year ended December 31, 2004, includes consolidated balance sheets as of December 31, 2003 and 2004 and
                  consolidated statements of income for the one year periods then ended (collectively, the "Form 10-K Financial
                  Statements").

                                (e) The Form 10-K Financial Statements
                  (including the related notes and schedules thereto) fairly present in all material respects the consolidated financial position, the results of operations, retained earnings or cash flows, as the case may be, of the Company for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments that would not be
                  material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein.

                           2.10. Litigation. Except as set forth in the SEC
         Documents or in Section 2.10 of the Company Disclosure Letter, there are no claims, actions, suits, investigations, inquiries or proceedings
         (each, an "Action") pending against the Company or any of its
         Subsidiaries or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, at law or in equity, or before or by any court, tribunal, arbitrator, mediator or any federal or state commission, board, bureau, agency or instrumentality, that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents or in Section 2.10 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that, individually or in the aggregate, would reasonably be expected to have a Material Adverse
         Effect.

                                       10

                           2.11. Absence of Certain Changes. Except as
         specifically contemplated by this Agreement or as set forth in Section
         2.11 of the Company Disclosure Letter or in the SEC Documents, since
         December 31, 2004, there has not been (a) any Material Adverse Effect;
         (b) any dividends or other distribution of assets to stockholders of the Company; (c) any acquisition (by merger, consolidation, acquisition of stock and/or assets or otherwise) of any Person by the Company; or
         (d) any transactions, other than in the ordinary course of business, consistent in all material respects with past practices, with any of its officers, directors or principal stockholders or any of their respective Affiliates.

                           2.12. Intellectual Property.

                                (a) The Company and its Subsidiaries own, or
                  have the right to use, sell or license all intellectual
                  property reasonably required for the conduct of their
                  respective businesses as presently conducted (collectively, the "Company IP") except for any failure to own or have the right to use, sell or license the Company IP that would not have a Material Adverse Effect.

                                (b) The execution, delivery and performance
                  of this Agreement and the consummation of the transactions contemplated hereby will not constitute a breach of any
                  instrument or agreement governing any Company IP, will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Company IP or impair the
                  right of Company and its Subsidiaries to use, sell or license any Company IP, except for the occurrence of any such breach, forfeiture, termination or impairment that would not,
                  individually or in the aggregate, result in a Material Adverse
                  Effect.

                                (c) (i) None of the manufacture, marketing,
                  license, sale and use of any product currently licensed or sold by the Company or any of its Subsidiaries violates any license or agreement between the Company or any of its
                  Subsidiaries and any third party or, to the Knowledge of the
                  Company, infringes any intellectual property right of any
                  other party; and (ii) there is no pending or, to the Knowledge of the Company, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any Company IP; except, with respect to clauses (i) and
                  (ii), for any violations, infringements, claims or litigations that would not, individually or in the aggregate, have a
                  Material Adverse Effect.

                           2.13 No Adverse Actions. Except as set forth in the
         SEC Documents or in Section 2.13 of the Company Disclosure Letter,
         there is no existing, pending or, to the Knowledge of the Company, threatened termination, cancellation, limitation, modification or change in the business relationship of the Company or any of its
         Subsidiaries, with any supplier, customer or other Person except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                           2.14. Registration Rights. Except as set forth in the
         Investor Rights Agreement, in the SEC Documents or in Section 2.14 of
         the Company Disclosure Letter, the Company is not under any obligation to register under the Securities Act any of its currently

                                       11

         outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities nor is the Company obligated to register or qualify any such securities under any Blue
         Sky Laws.

                           2.15. Corporate Documents. The Company's Certificate
         of Incorporation and By-laws, each as amended to date, which have been requested and previously provided to the Investors are true, correct and complete and contain all amendments thereto.

                           2.16. Disclosure. On or before 5:30 p.m., New York
         City Time, on the fourth Business Day after date of this Agreement, the
         Company shall file with the SEC a Current Report on Form 8-K describing the material terms of the Contemplated Transactions, and attaching as exhibits to such Form 8-K copies of this Agreement and the other
         Transaction Documents. Except for information that may be provided to the Investors pursuant to this Agreement, the Company shall not, and shall use commercially reasonable efforts to cause each of its officers, directors, employees and agents not to, provide any Investor
         (other than a Specified Investor) with any material nonpublic information regarding the Company from and after the filing of such
         Form 8-K without the express written consent of such Investor.

                           2.17. Use of Proceeds. The net proceeds received by
         the Company from the sale of the Securities shall be used by the
         Company for working capital and general corporate purposes, including without limitation to support the operations of each of the
         Subsidiaries.

                           2.18. Securities Compliance. To the Company's
         knowledge, it is in material compliance with all requirements currently applicable to it under the Sarbanes-Oxley Act of 2002 and the
         Securities Exchange Act of 1934, as amended.

                        3. Representations and Warranties of the Investors. Each
Investor represents and warrants to the Company as follows:

                           3.1. Authorization. If an entity, such Investor (i)
         is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and (ii) has the power and authority to own and hold the Units. Such Investor (i) has full power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to incur the obligations herein and therein and (ii) if applicable has been authorized by all necessary corporate or equivalent action to execute, deliver and perform this Agreement and the other Transaction Documents and to consummate the Contemplated Transactions. This Agreement is and
         each of the other Transaction Documents will be on the applicable
         Closing Date, a valid and binding obligation of such Investor enforceable in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

                                       12

                           3.2. Brokers and Finders. Such Investor has not
         retained any investment banker, broker or finder in connection with the
         Contemplated Transactions.

                           3.3 No Governmental Review. Such Investor understands
         that no United States Federal or state agency or any other Governmental
         Body has passed on or made any recommendation or endorsement of the
         Securities or the fairness or suitability of the investment in the
         Securities nor has any agency or other Governmental Body passed upon or endorsed the merits of the offering of the Securities.

                           3.4. No Conflict; Required Filings and Consents.

                                (a) The execution, delivery and performance of
                   this Agreement and the other Transaction Documents by each
                   Investor do not, and the consummation by such Investor of the
                   Contemplated Transactions will not, (i) if such Investor is an entity, conflict with or violate the Certificate of
                   Incorporation or the By-laws (or equivalent or comparable
                   documents) of such Investor, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree
                   applicable to such Investor or by which any property or asset of such Investor is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with
                   notice or lapse of time or both would become a default)
                   under, result in the loss of a material benefit under, or
                   give to others any right of purchase or sale, or any right of termination, amendment, acceleration, increased payments or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of such Investor
                   pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other
                   instrument or obligation to which such Investor is a party or by which such Investor or any property or asset of such
                   Investor is bound or affected; except, for any such
                   conflicts, violations, breaches, defaults or other
                   occurrences that would not prevent or delay consummation of any of the Contemplated Transactions in any material respect or otherwise prevent such Investor from performing its
                   obligations under this Agreement or any of the other
                   Transaction Documents in any material respect.

                                (b) The execution and delivery of this Agreement
                   and the other Transaction Documents by each Investor do not, and the performance of this Agreement and the other
                   Transaction Documents and the consummation by such Investor of the Contemplated Transactions will not, require, on the part or in respect of such Investor, any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body.

                        4. Securities Laws.

                           4.1. Securities Laws Representations and Covenants of
                                Investors.

                                (a) Each Investor represents and warrants to the
                   Company that: this Agreement is made by the Company with such
                   Investor in reliance upon such

                                       13

                   Investor's representation to the Company, which by such
                   Investor's execution of this Agreement such Investor hereby confirms, that the Securities to be received by such
                   Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof such that such Investors would constitute an "underwriter" under the
                   Securities Act; provided that this representation and
                   warranty shall not (i) limit the Investor's right to sell
                   the Underlying Shares pursuant to the Investor Rights
                   Agreement or in compliance with an exemption from
                   registration under the Securities Act and in compliance with all applicable Federal Securities laws and Blue Sky Laws or
                   (ii) the Investor's right to indemnification under this
                   Agreement, if any, or the Investor Rights Agreement, if any.

                                (b) Each Investor understands and acknowledges
                   that (i) the offering of the Securities pursuant to this
                   Agreement will not be registered under the Securities Act or qualified under any Blue Sky Laws on the grounds that the
                   offering and sale of the Securities are exempt from
                   registration and qualification, respectively, under the
                   Securities Act and the Blue Sky Laws, (ii) nothing in this
                   Agreement or any of the other Transaction Documents or in any other materials presented by or on behalf of the Company to such Investor in connection with the purchase of Securities constitutes legal, tax or investment advice, (iii) such
                   Investor has consulted such legal, tax and investment
                   advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities,
                   (iv) the Company has not undertaken to register the
                   Securities pursuant to the Securities Act and, except as
                   provided in the Investor Rights Agreement, will have no
                   obligation to effect on behalf of any Investor any
                   registration or qualification under the Securities Act or
                   under any Blue Sky Laws or to assist any Investor in
                   complying with any exemption from registration or
                   qualification under the Securities Act or under any Blue Sky
                   Laws and (v) if the Securities have not been registered under the Securities Act and Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities
                   Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

                                (c) Each Investor covenants that, unless the
                   Purchased Shares, the Purchased Warrants, the Underlying
                   Shares or any other shares of capital stock of the Company received in respect of the foregoing have been registered
                   pursuant to the Investor Rights Agreement being entered into among the Company and the Investors, such Investor will not dispose of such securities unless and until such Investor
                   shall have notified the Company of the proposed disposition and shall have furnished the Company with an opinion of
                   counsel reasonably satisfactory in form and substance to the
                   Company to the effect that (x) such disposition will not
                   require registration under the Securities Act and (y)
                   appropriate action necessary for compliance with the
                   Securities Act, all applicable Blue Sky Laws and any other applicable state, local or foreign law has been taken;
                   provided, however, that an Investor may dispose of such
                   securities without providing the opinion referred to

                                       14

                  above if the sale of the securities is made in reliance on, and in accordance with the terms of Rule 144.

                                (d) Each Investor represents to the Company
                   that: (i) such Investor is able to fend for itself in the
                   Contemplated Transactions; (ii) such Investor has such
                   knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such
                   Investor's prospective investment in the Securities and has so evaluated the merits and risks of such investment; (iii)
                   such Investor has the ability to bear the economic risks of such Investor's prospective investment and can afford the
                   complete loss of such investment; (iv) such Investor has been furnished with and has reviewed the SEC Documents and the
                   Company Disclosure Letter; (v) such Investor has been
                   furnished with and has had access to such information as is in the SEC Documents and in the Company Disclosure Letter,
                   together with the opportunity to obtain such additional
                   information as it requested to verify the accuracy of the
                   information contained therein or otherwise supplied to such
                   Investor so that such Investor can make an informed
                   investment decision with respect to an investment in the
                   Securities; (vi) such Investor has had access to officers of the Company and an opportunity to ask questions of and
                   receive answers from such officers and has had all questions that have been asked by such Investor satisfactorily answered by the Company; and (vii) such Investor is not subscribing to purchase the Securities as a result of or subsequent to any advertisement, article, notice or other communication
                   published in any newspaper, magazine or similar media or
                   broadcast over television or radio, or presented at any
                   seminar or meeting, or any solicitation of a subscription by a Person not previously known to such Investor in connection with investments in securities generally.

                                (e) Each Investor represents to the Company
                   that: (i) such Investor (A) was qualified at the time such
                   Investor was offered the securities, (B) qualifies on the
                   date hereof, and (C) will qualify on the Closing Date, as an
                   "accredited investor" as such term is defined under Rule 501 promulgated under the Securities Act. Any Investor that is a corporation, a partnership, a limited liability company, a trust or other business entity further represents to the
                   Company that it has not been organized for the purpose of
                   purchasing the Securities.

                                (f) By acceptance hereof, each Investor
                   acknowledges that the Purchased Shares, the Purchased
                   Warrants, the Underlying Shares and any shares of capital
                   stock of the Company received in respect of the foregoing
                   held by it may not be sold by such Investor without
                   registration under the Securities Act or an exemption
                   therefrom, and therefore such Investor may be required to
                   hold such securities for an indeterminate period.

                                (g) In connection with any transfer of
                   Securities made by each Investor in compliance with the
                   provisions of this Agreement, such Investor will cause each proposed transferee of such Securities to agree and take hold of such Securities subject to the provisions of this
                   Agreement.

                                       15

                           4.2. Legends. All certificates for the Purchased
         Shares, Purchased Warrants and the Underlying Shares, and each certificate representing any shares of capital stock of the Company received in respect of the foregoing, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise and each certificate for any such securities issued to subsequent transferees of any such certificate (unless otherwise permitted herein) shall bear the following legend:

                        "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN
                   ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER
                   THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES
                   ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT
                   PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE
                   SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM,
                   OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION
                   REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH
                   APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS."

                           4.3. Certain Trading Activities. Each Investor agrees
         that since the execution of a confidentiality agreement with respect to the transactions contemplated by this Agreement (i) except for the purchase of the Securities, during the period ending on the date that the Company files with the SEC a Current Report on Form 8-K describing the material terms of the Contemplated Transactions, and attaching as exhibits to such Form 8-K copies of the Transaction Documents, there have been and will be no trades in the Common Stock entered into in the name or on behalf of, or in conjunction with, such Investor and (ii)
         during the period ending on the earlier of 30 days after the Closing
         Date or the filing of the Registration Statement (as defined in the
         Investor Rights Agreement), such Investor has not engaged and shall not engage in any short sales of securities of the Company.

                        5. Additional Covenants of the Company.

                           5.1. Reports, Information, Shares.

                                (a) The Company shall cooperate with each
                   Investor in supplying such information as may be reasonably requested by such Investor to complete and file any
                   information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption pursuant to Rule 144 for the sale of any of the Purchased
                   Shares, the Purchased Warrants, the Underlying Shares and
                   shares of capital stock of the Company received in respect of the foregoing.

                                (b) The Company shall keep reserved for issuance
                   a sufficient number of authorized but unissued shares of
                   Common Stock (or other securities into which the Purchased
                   Warrants are then exercisable) so that the Purchased Warrants

                                       16

                   may be converted or exercised to purchase Common Stock (or such other securities) at any time.

                           5.2. Expenses; Indemnification.

                                (a) The Company agrees to pay on the Closing
                   Date and save the Investors harmless against liability for
                   (i) the payment of any stamp or similar taxes (including
                   interest and penalties, if any) that may be determined to be payable in respect of the execution and delivery of this
                   Agreement, and the issue and sale of any Securities and the
                   Underlying Shares, (ii) the expense of preparing and issuing the certificates for the Securities and the Underlying
                   Shares, and (iii) the cost of delivering the Securities and the Underlying Shares of each Investor to such Investor's
                   address, insured in accordance with customary practice. Each
                   Investor shall be responsible for its out-of-pocket expenses arising in connection with the Contemplated Transactions,
                   except that the Company shall pay fees and disbursements of counsel to the Investors as set forth in Section 6.9.

                                (b) The Company hereby agrees and acknowledges
                   that the Investors have been induced to enter into this
                   Agreement and to purchase the Securities hereunder, in part, based upon the representations, warranties, agreements and covenants of the Company contained herein. The Company hereby agrees to pay, indemnify and hold harmless the Investors and any director, officer, partner, member, employee or other
                   affiliate of any Investor (each, an "Indemnified Party")
                   against all claims, losses and damages resulting from any and all legal or administrative proceedings, including without limitation, reasonable attorneys' fees and expenses incurred in connection therewith (but in no event for more than one law firm for all the Investors)(collectively, "Losses"),
                   resulting from a breach by the Company of any representation or warranty of the Company contained herein or the failure of the Company to perform any agreement or covenant made herein;
                   provided, however, that the Company's liability under this
                   Section 5.2(b) shall be limited to the aggregate purchase
                   price of the Securities.

                                (c) As soon as reasonably practicable after
                   receipt by any Indemnified Party of notice of any Losses in respect of which the Company (the "Indemnifying Party") may be required to provide indemnification thereof under this
                   Section 5.2, the Indemnified Party shall give written notice thereof to the Indemnifying Party. The Indemnified Party may,
                   at its option, claim indemnity under this Section 5.2 as soon as a claim has been threatened by a third party, regardless of whether any actual Losses have been suffered, so long as counsel for such Indemnified Party shall in good faith
                   determine that such claim is not frivolous and that the
                   Indemnifying Party may be required to provide indemnification therefore as a result thereof and shall give notice of such determination to the Indemnifying Party. The Indemnified
                   Party shall permit the Indemnifying Party at the Indemnifying
                   Party's option and expense, to assume the defense of any such claim by counsel mutually and reasonably satisfactory to the
                   Indemnifying Party and a majority in interest of the
                   Indemnified Parties and to settle or otherwise dispose of

                                       17

                    the same; provided, however, that each Indemnified Party may at all times participate in such defense at such Indemnified
                    Party's expense; and provided further, however that the
                    Indemnifying Party shall not, in defense of any such claim, except with the prior written consent of the Indemnified
                    Party, consent to the entry of any judgment or settlement
                    that does not include as an unconditional term thereof the giving by the claimant or plaintiff in question to such
                    Indemnified Party of a release of all liabilities in respect of such claim. If the Indemnifying Party does not promptly assume the defense of such claim or if any such counsel is unable to represent one or more of the Indemnified Parties due to a conflict of interest, then an Indemnified Party may assume, to the extent separable, the defense of such portion of the claim as to which the conflict arose (and, if not
                    separable, the entire claim) and be entitled to
                    indemnification and prompt reimbursement from the
                    Indemnifying Party for such Indemnified Party's reasonable costs and expenses incurred in connection therewith,
                    including without limitation, reasonable attorneys' fees and expenses (not to exceed the cost of more than one law firm for all Investors). Such fees and expenses shall be
                    reimbursed to the Indemnified Parties as soon as practicable after submission of invoices to the Indemnifying Party.

                           5.3. Issuance of Certain Securities. Without the
         prior written consent of the Investors, during the one year period following the Closing Date, the Company shall not issue for cash any
         (a) Convertible Securities or similar securities that contain a provision that provides for any change or determination of the applicable conversion price, conversion rate, or exercise price (or a similar provision which might have a similar effect) based on any determination of the market price of the Company's Common Stock, (b)
         any preferred stock, debt instruments or similar securities or investment instruments providing for (i) preferences or other payments substantially in excess of the original investment by purchasers thereof or (ii) dividends, interest or similar payments other than dividends, interest or similar payments computed on an annual basis and not in excess, directly or indirectly, of the lesser of a rate equal to
         (A) twice the interest rate on 10 year US Treasury Notes and (B) 20%.

                           5.4. Right of First Refusal. In addition, subject to
         the exceptions described below, the Company will not conduct any equity financing (including debt with an equity component) ("Future
         Offerings") during the period beginning on the Closing Date and ending one (1) year after the date of this Agreement unless it shall have first delivered to each Investor other than the Specified Investors, at least ten (10) business days prior to the closing of such Future
         Offering, written notice describing the proposed Future Offering, including the material terms and conditions thereof, and providing each
         Investor an option during the ten (10) day period following delivery of such notice to purchase its pro rata share (based on the ratio that the aggregate amount of Securities purchased by it hereunder bears to the aggregate amount of Securities purchased hereunder by all such
         Investors) of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence and the preceding sentence are collectively referred to as the "Capital Raising Limitations"). Upon receipt of an affirmative response from any such Investor(s) the
         Company and such Investors shall proceed in good faith with the preparation of definitive transaction agreements. In the event

                                       18

         the material terms and conditions of a proposed Future Offering are materially amended after delivery of the notice to the Investors concerning the proposed Future Offering, the Company shall deliver a new notice to each such Investor describing the amended terms and conditions of the proposed Future Offering and each such Investor thereafter shall have an option during the five (5) day period following delivery of such new notice to purchase its pro rata share of the securities being offered on the same terms as contemplated by such proposed Future Offering, as amended. The foregoing sentence shall apply to successive material amendments to the material terms and conditions of any proposed Future Offering. The Capital Raising
         Limitations shall not apply to any transaction involving issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company, or any bank or lease financing transaction. The Capital Raising Limitations also shall not apply to the issuance of securities upon exercise or conversion of the
         Company's options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by the shareholders of the Company. Notwithstanding anything in this Section
         5.4 to the contrary, in the event the Company's Board of Directors decides, in good faith, to enter into a transaction or relationship in which the Company issues shares of Common Stock or other securities of the Company to a person or any entity which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company, the Company shall be permitted to do so without any Capital Raising Limitations.

                  6. Miscellaneous.

                           6.1. Entire Agreement; Successors and Assigns. This
         Agreement and the other Transaction Documents constitute the entire contract between the parties relative to the subject matter hereof and thereof, and no party shall be liable or bound to the other in any manner by any warranties or representations (express or implied) or agreements or covenants except as specifically set forth herein or therein. This Agreement and the other Transaction Documents supersede any previous agreement among the parties with respect to the subject matter hereof and thereof. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this
         Agreement.

                           6.2. Survival of Representations and Warranties.
         Notwithstanding any right of the Investors fully to investigate the affairs of the Company and notwithstanding any knowledge of facts determined or determinable by any Investor pursuant to such right of investigation, each Investor has the right to rely fully upon the representations, warranties, covenants and agreements of the Company contained in this Agreement or in any documents delivered pursuant to this Agreement. All such representations and warranties of the Company contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing hereunder and shall continue in full force and effect until the

                                       19

         earlier of (a) the date that is one year after the applicable Closing and (b) the sale of all of the Shares pursuant to Rule 144 under the
         Securities Act or an effective registration statement under the
         Securities Act. All representations and warranties of the Investors contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing hereunder. The covenants of the
         Investors (to the extent set forth in Section 4.1(c) and (g) and 4.3)
         and the Company set forth in this Agreement shall survive the applicable Closing.

                           6.3. Governing Law; Jurisdiction. This Agreement
         shall be governed by and construed in accordance with the laws of the
         State of New York without regard to principles of conflicts of law.
         Each party hereby irrevocably consents and submits to the jurisdiction of any New York State or United States Federal Court sitting in the
         State of New York, County of New York, over any action or proceeding arising out of or relating to this Agreement and irrevocably consents to the service of any and all process in any such action or proceeding in the manner for the giving of Notices at its address specified in
         Section 6.6. Each party further waives any objection to venue in the
         State of New York, County of New York and any objection to an action or proceeding in such state and county on the basis of forum non conveniens. Each party also waives any right to trial by jury.

                           6.4. Counterparts. This Agreement may be executed
         (including by facsimile transmission) with counterpart signature pages or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           6.5. Headings. The headings of the sections of this
         Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

                           6.6. Notices. Any notice or other communication
         required or permitted to be given hereunder (each a "Notice") shall be given in writing and shall be made by personal delivery or sent by courier or certified or registered first-class mail (postage prepaid), addressed to a party at its address shown below or at such other address as such party may designate by three days advance Notice to the other parties.

         Any Notice to any of the Investors shall be sent to the addresses for such Investor set forth on the signature pages hereof, with a copy to:

                Gersten Savage, LLP
                600 Lexington Avenue, 9th Floor
                New York, New York 10022-6018
                Attention:  Arthur Marcus, Esq.

         Any Notice to the Company shall be sent to:

                AXS-One Inc.
                301 Route 17 North
                Rutherford, New Jersey 07070

                                       20

                Attention:  Chief Financial Officer

                with a copy to:

                Wiggin and Dana LLP
                400 Atlantic Street
                Stamford, Connecticut 06901
                Attention:  Michael Grundei, Esq.

                Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

                           6.7. Rights of Transferees. Any and all rights and
         obligations of each of the Investors herein incident to the ownership of Securities or the Underlying Shares shall pass successively to all subsequent transferees of such securities until extinguished pursuant to the terms hereof; provided, however, that no Investor may transfer or assign its rights under this Agreement (other than to an Affiliate)
         between the date of this Agreement and the applicable Closing Date.

                           6.8. Severability. Whenever possible, each provision
         of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this
         Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or any other provision of this Agreement.

                           6.9. Fees and Expenses

                                (a) Subject to Section 6.9(b), irrespective of
         whether any Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

                                (b) Each party shall be responsible for all
         costs and expenses incurred by such party in connection with the negotiation, execution, delivery and performance of this Agreement including, but not limited to, legal fees and expenses, except that the
         Company shall pay at the Initial Closing an aggregate of up to $30,000 for the legal fees and expenses of Gersten Savage, LLP (the "Legal
         Fee"), as counsel to the Investors.

                                (c) If any action at law or in equity is
         necessary to enforce or interpret any of the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                           6.10. Amendments and Waivers. Unless a particular
         provision or section of this Agreement requires otherwise explicitly in a particular instance, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived
         (either generally or in a particular instance and either retroactively or prospectively),

                                       21

         only with the written consent of the Company and the holders of a majority of the Purchased Shares (not including for this purpose any
         Purchased Shares which have been sold to the public pursuant to a registration statement under the Securities Act or an exemption there from). Any amendment or waiver effected in accordance with this
         Section 6.10 shall be binding upon each Investor, each holder of any
         Securities at the time outstanding (including without limitation securities into which any such Securities are convertible or exercisable), each future holder thereof, and the Company.

                           6.11. Company Disclosure Letter. Information
         disclosed in any section of the Company Disclosure Letter shall be deemed to be disclosed with respect to the corresponding numbered section of this Agreement, as well as to such other sections of this
         Agreement to which such disclosure shall reasonably pertain to in light of the form and substance of the disclosure made.

                           6.12. Construction. Words (including capitalized
         terms defined herein) in the singular shall be held to include the plural and vice versa as the context requires. The words "herein,"
         "hereinafter," "hereunder" and words of similar import used in this
         Agreement shall, unless otherwise stated, refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to "$" in this Agreement and the other agreements contemplated hereby shall refer to United States dollars (unless otherwise specified expressly). Any reference to any gender includes the other genders.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                                       22

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written
Amount of Subscription
$3,000,000

Number of Units to be Purchased:
201.5316, including
2,418,379 Purchased Shares and related
Purchased Warrants

                                    RIT Capital Partners PLC
                                    Print Full Legal Name of Partnership,
                                    Company, Limited Liability Company, Trust
                                    or Other Entity

                                             By: /s/ A. H. Bloom
                                                 ---------------
                                                 (Authorized Signatory)
                                    Name: A. H. Bloom
                                    Title:
                                    Address and Fax Number:
                                    27 St. James's Place
                                    London SWIA 1NR

                                    Taxpayer Identification Number:
              Date and State of Incorporation or Organization:
              Date on which Taxable Year Ends:

                                    E-mail Address: ________________________

Accepted and Agreed as of the date first
above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
   -----------------
Name: Joseph Dwyer
Title:  Chief Financial Officer
Dated: June 17, 2005

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written
Amount of Subscription
$1,000,000

Number of Units to be Purchased:
67.177,  including
806,126 Purchased Shares and related
Purchased Warrants

                          Rathbone Trusters Jersey Limited and
                          Novatrust Limited as Co-Trustees of the Sirius Trust
                          ------------------------------------------------------
                          Print Full Legal Name of Partnership,
                          Company, Limited Liability Company, Trust or Other
                          Entity

                                           By: /s/ Julian Hayden
                                               -----------------
                                           (Authorized Signatory)
                          Name: Julian Hayden
                          Title: Director-Corporate Co-Trustee
                          Address and Fax Number:
                          Oak Walk, St. Peter
                          Jersey JE3 7EF, Channel Islands

                          Taxpayer Identification Number:
              Date and State of Incorporation or Organization:
              Date on which Taxable Year Ends:

                           E-mail Address: ________________________

Accepted and Agreed as of the date first
above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
   -----------------
Name:  Joseph Dwyer
Title: Chief Financial Officer
Dated: June 17, 2005

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written
Amount of Subscription
$750,000

Number of Units to be Purchased:
50.3829, including
604,595 Purchased Shares and related
Purchased Warrants

                            Emancipation Capital Master, Ltd.
                            ----------------------------------------------------
                            Print Full Legal Name of Partnership,
                            Company, Limited Liability Company, Trust or Other
                            Entity

                                          By: /s/ Jonathan Rothenberg
                                              -----------------------
                                             (Authorized Signatory)
                            Name: Jonathan Rothenberg
                            Title: Member of General Partner
                            Address and Fax Number:
                            153 E. 53rd Street, 26th Floor
                            New York, NY  10022

                            Taxpayer Identification Number:
              Date and State of Incorporation or Organization:
              Date on which Taxable Year Ends:

                            E-mail Address: ________________________

Accepted and Agreed as of the date first
above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
    ----------------
Name:  Joseph Dwyer
Title: Chief Financial Officer
Dated: June 17, 2005

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written
Amount of Subscription
$551,000

Number of Units to be Purchased:
37.0146 including
444,176 Purchased Shares and related
Purchased Warrants
                           Potomac Capital Partners, LP
                           -----------------------------------------------------
                           Print Full Legal Name of Partnership,
                           Company, Limited Liability Company, Trust or Other
                           Entity

                                            By: /s/ Kenneth Berkow
                                            (Authorized Signatory)
                           Name: Kenneth Berkow
                           Title: Chief Financial Officer of Investment Manager
                           Address and Fax Number:
                           c/o Potomac Capital Management
                           153 E. 53rd Street, 26th Floor
                           New York, NY  100022

                           Taxpayer Identification Number:
               Date and State of Incorporation or Organization:
               Date on which Taxable Year Ends:
                           E-mail Address: ________________________

Accepted and Agreed as of the date first
above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
   -----------------
Name:  Joseph Dwyer
Title: Chief Financial Officer
Dated: June 17, 2005

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written
Amount of Subscription
$334,000

Number of Units to be Purchased:
22.4371  including
269,246 Purchased Shares and related
Purchased Warrants

                       Potomac Capital International, Ltd.
                       --------------------------------------------------------
                       Print Full Legal Name of Partnership,
                       Company, Limited Liability Company, Trust or Other
                       Entity

                                        By: /s/ Kenneth Berkow
                                        (Authorized Signatory)
                       Name: Kenneth Berkow
                       Title: Chief Financial Officer of Investment Manager
                       Address and Fax Number:
                       c/o Potomac Capital Management
                       153 E. 53rd Street, 26th Floor
                       New York, NY  100022

                       Taxpayer Identification Number:
           Date and State of Incorporation or Organization:
           Date on which Taxable Year Ends:
                       E-mail Address: ________________________

Accepted and Agreed as of the date first
above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
    ----------------
Name:  Joseph Dwyer
Title: Chief Financial Officer
Dated: June 17, 2005

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written
Amount of Subscription
$365,000

Number of Units to be Purchased:
24.5196 including
294,236 Purchased Shares and related
Purchased Warrants

                           Pleiades Investment Partners-R, LP.
                           -----------------------------------------------------
                           Print Full Legal Name of Partnership,
                           Company, Limited Liability Company, Trust or Other
                           Entity

                                            By: /s/ Kenneth Berkow
                                                ------------------
                                            (Authorized Signatory)
                           Name: Kenneth Berkow
                           Title: Chief Financial Officer of Investment Manager
                           Address and Fax Number:
                           c/o Potomac Capital Management
                           153 E. 53rd Street, 26th Floor
                           New York, NY  100022

                           Taxpayer Identification Number:
            Date and State of Incorporation or Organization:
            Date on which Taxable Year Ends:
                           E-mail Address: ________________________

Accepted and Agreed as of the date first above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
    ----------------
Name:  Joseph Dwyer
Title: Chief Financial Officer
Dated: June 17, 2005

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written
Amount of Subscription
$75,000.00

Number of Units to be Purchased:
5.0383 including
60,460 Purchased Shares and related
Purchased Warrants

                          Exponential Capital LP
                          ------------------------------------------------------
                          Print Full Legal Name of Partnership,
                          Company, Limited Liability Company, Trust or Other
                          Entity

                                         By: /s/ Andrew Schroepher
                                           (Authorized Signatory)
                          Name: Andrew Schroepher
                          Title: Managing Partner
                          Address and Fax Number:
                          5547 Trenton Lane
                          Plymouth, MN  55442

                          Taxpayer Identification Number: __________
                  Date and State of Incorporation or Organization:
                  Date on which Taxable Year Ends:
                          E-mail Address: ________________________

Accepted and Agreed as of the date first
above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
    ----------------
Name:  Joseph Dwyer
Title: Chief Financial Officer
Dated: June 17, 2005

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written
Amount of Subscription
$ 235,000

Number of Units to be Purchased:
15.7866, including
189,439 Purchased Shares and related Purchased Warrants

                      Lyons Partners
                      --------------------------------------------------------
                      Print Full Legal Name of Partnership,
                      Company, Limited Liability Company, Trust or Other
                      Entity

                                       By: /s/ William Lyons
                                       (Authorized Signatory)
                      Name: William Lyons
                      Title: Chairman & CEO
                      Address and Fax Number:
                      2601 North Ocean Blvd.
                      Gulf Stream, FL   33483

                      Taxpayer Identification Number: __________
              Date and State of Incorporation or Organization:
                                                               -----------------
              Date on which Taxable Year Ends:
                                              -

                      E-mail Address: ________________________

Accepted and Agreed as of the date first
above written:

AXS-ONE INC.
By: /s/ Joseph Dwyer
    ----------------
Name:  Joseph Dwyer
Title: Chief Financial Officer
Dated: June 17, 2005

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is an INDIVIDUAL, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.



Amount of Subscription:
$100,000                                                     Carol N. Dwyer Living Trust dated 6/19/03
                                                             -----------------------------------------
                                                             Print Name

Number of Units to be Purchased:
6.7177, including                                             /s/ Carol N. Dwyer
80,612 Purchased Shares and related Purchased Warrants       ------------------
                                                             Signature of Investor

                                                             ----------------------
                                                             Social Security Number

                                                             3 Cordwood Ct.
                                                             E. Northport, NY  11731
                                                             Address and Fax Number

                                                             -----------------------------------
                                                             E-mail Address


Accepted and Agreed to as of the date first above written:

AXS-ONE INC.

By: /s/ William Lyons
   ----------------------------
Dated: June 17, 2005

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is an INDIVIDUAL, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.



Amount of Subscription:
$30,000.00                                                   Richard H. Dym
                                                             --------------
                                                             Print Name

Number of Units to be Purchased:
2.0153, including                                            /s/ Richard H. Dym
24,184 Purchased Shares and related Purchased Warrants       ------------------
                                                             Signature of Investor

                                                             ---------------------
                                                             Social Security Number

                                                             225 Wooded View Drive
                                                             Los Gatos, CA  95032
                                                             Address and Fax Number

                                                             -----------------------------------
                                                             E-mail Address


Accepted and Agreed to as of the date first
above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
   -----------------
Dated: June 17, 2005

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is an INDIVIDUAL, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.



Amount of Subscription:
$10,000                                                      Matt Suffoletto
                                                             Print Name

Number of Units to be Purchased:
0.6717, including                                            /s/ Matt Suffoletto
8,062 Purchased Shares and related Purchased Warrants        Signature of Investor

                                                             -------------------
                                                             Social Security Number

                                                             101 Chaps Ln.
                                                             West Chester, PA  19382
                                                             Address and Fax Number

                                                             -----------------------------------
                                                             E-mail Address


Accepted and Agreed to as of the date first above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
    ----------------
Dated: June 17, 2005

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written
Amount of Subscription
$100,000

Number of Units to be Purchased:
6.7177 including
80,612  Purchased Shares and related Purchased Warrants

                            Vendome Family Limited Partnership
                            --------------------------------------------------
                            Print Full Legal Name of Partnership,
                            Company, Limited Liability Company, Trust or Other
                            Entity

                                            By: /s/ Gennaro Vendome
                                               --------------------
                                            (Authorized Signatory)
                            Name: Gennaro Vendome
                            Title: _________________________________
                            Address and Fax Number: 22 Wayside Place
                            Montclair, NJ  07042

                            Taxpayer Identification Number:
               Date and State of Incorporation or Organization:
               Date on which Taxable Year Ends:

                            E-mail Address: ________________________

Accepted and Agreed as of the date first above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
   -----------------
Name: Joseph Dwyer
Title: Chief Financial Officer
Dated: June 17, 2005

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is an INDIVIDUAL, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.



Amount of Subscription:
$150,000.00                                                  Robert J. Migliorino
                                                             --------------------
                                                             Print Name

Number of Units to be Purchased:
10.0766, including                                           /s/ Robert J. Migliorino
120,919 Purchased Shares and related Purchased Warrants     ------------------------
Signature of Investor

                                                             -------------------
                                                             Social Security Number

                                                             81 Eleven Levels Road
                                                             Ridgefield, CT  06877
                                                             Address and Fax Number

                                                             -----------------------------------
                                                             E-mail Address


Accepted and Agreed to as of the date first above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
    ----------------
Dated: June 17, 2005

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           UNIT SUBSCRIPTION AGREEMENT

         IF the INVESTOR is an INDIVIDUAL, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.



Amount of Subscription:
$50,000.00                                                   Daniel H. Burch
                                                             ---------------
                                                             Print Name

Number of Units to be Purchased:
3.3589, including                                            /s/ Daniel H. Burch
40,307 Purchased Shares and related Purchased Warrants       -------------------
Signature of Investor

                                                             --------------------
                                                             Social Security Number

                                                             c/o MacKenzie Partners, Inc.
                                                             105 Madison Avenue
                                                             New York, NY  10016
                                                             Address and Fax Number

                                                             -----------------------------------
                                                             E-mail Address


Accepted and Agreed to as of the date first above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
    ----------------
Name:  Joseph Dwyer
Title: Chief Financial Officer

                                 SCHEDULE 1.1(B)

                                    INVESTORS



Investor                      Purchased           Purchased            Purchased
Name and Address              Common Stock        Class C Warrants     Class D Warrants   Purchase Price
----------------              ------------        ----------------     ----------------   --------------

RIT Capital Partners plc        2,015,316          201,532              201,531           $3,000,000
27 St. James's Place
London SW1A 1NR
ENGLAND

The Sirius Trust                  671,772           67,177               67,177           $1,000,000
c/o Rathbones
Oak Walk
St. Peter
Jersey JE3 7EF
CHANNEL ISLANDS

Emancipation Capital              503,829           50,383               50,383           $  750,000
    Master, Ltd.
153 E. 53rd Street
26th Floor
New York, NY 10022

Potomac Capital                   370,146           37,015               37,015           $  551,000
  Partners, LP
c/o Potomac Capital
  Management LLC
153 E. 53rd Street
26th Floor
New York, NY 10022

Potomac Capital                   224,372           22,437               22,437           $  334,000
  International Ltd.
c/o Potomac Capital
  Management LLC
153 E. 53rd Street
26th Floor
New York, NY 10022

Pleiades Investment               245,197           24,520               24,519           $  365,000
  Partners-R, LP
c/o Potomac Capital
  Management LLC
153 E. 53rd Street
26th Floor
New York, NY 10022




Exponential Capital LP                    50,383               5,039               5,038          $   75,000
5547 Trenton Lane
Plymouth, MN 55442

Lyons Partners                           157,866              15,787              15,786          $  235,000
2601 N. Ocean Boulevard
Gulf Stream, FL 33483

Carol N. Dwyer Living                     67,177               6,718               6,717          $  100,000
   Trust DTD June 19, 2003
3 Cordwood Court
East Northport, NY 11731

Richard Dym                               20,153               2,016               2,015          $   30,000
225 Wooded View Drive
Los Gatos, CA 95032

Matt Suffoletto                            6,718                 672                 672          $   10,000
101 Chaps Lane
West Chester, PA 19382

Vendome Family                            67,177               6,718               6,717          $  100,000
  Limited Partnership
22 Wayside Place
Montclair, NJ 07042

Robert Migliorino                        100,766              10,077              10,076          $  150,000
81 Eleven Levels Road
Ridgefield, CT 06877

Daniel Burch                              33,589               3,359               3,359          $   50,000
c/o MacKenzie Partners, Inc.
105 Madison Avenue
New York, NY 10016

                                       ---------          ----------          ----------          ----------
TOTAL                                  4,534,461             453,450             453,442          $6,750,000



            EXHIBITS AND SCHEDULES TO THE UNIT SUBSCRIPTION AGREEMENT

Schedule 1.1(b)     Investors
Exhibit 1:          Form of Warrants
Exhibit 2:          Form of Investor Rights Agreement
Exhibit 3:          Form of Legal Opinion- Wiggin and Dana LLP

                                    EXHIBIT 3
                   FORM OF LEGAL OPINION- WIGGIN AND DANA LLP

The opinion will be subject to standard qualifications and exceptions, reasonably acceptable to counsel for the Investors.

          (i) The Company is validly existing as a corporation and is in good standing under the law of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its business and assets, and to carry on its business as currently conducted.

         (ii) The Company has the requisite corporate power and authority to execute and deliver the Transaction Documents, to sell and issue the Securities under the Unit Subscription Agreement, to issue Common Stock upon exercise of the Warrants and to perform its obligations under the Transaction Documents.

         (iii) The authorized capital stock of the Company consists of
50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock.

         (iv) The execution, delivery and performance by the Company of the
Transaction Documents have been duly authorized by all necessary corporate action on part of the Company and will not, with or without the giving of notice or the passage of time, or both, violate: (a) the provisions of the Charter and
Bylaws, (b) any laws of the State of New York, the General Corporation Law of
the State of Delaware or Federal laws of the United States of America, or (c) to our knowledge, any judgment, decree, order or award of any court binding upon the Company. Each of the Transaction Documents has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the
Company, enforceable against the Company in accordance with its terms.

         (v) The Securities, when issued and paid for and when certificates representing the Securities have been issued to the Investors, all in compliance with the provisions of the Unit Subscription Agreement and the Warrants, will be validly issued, fully paid and nonassessable and free of any adverse claims within the meaning of Section 8-303 of the New York Uniform Commercial Code
(assuming the Investors take the Securities with no notice of any adverse claims and obtain control of the Securities in New York), other than any adverse claims created by or imposed upon the holders thereof; provided, however, that the
Securities may be subject to restrictions on transfer under applicable state and federal securities laws.

         (vi) Based solely on a certificate of an officer of the Company as to factual matters, the Company is not, and, immediately after giving effect to the sale of the Securities in accordance with the Transaction Documents and the application of the proceeds as described in Section 2.17 of the Unit
Subscription Agreement, will not, be required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (vii) Subject to the accuracy of the Investors' representations and warranties in the Unit Subscription Agreement, and upon the filing of Form D in compliance with Regulation D under the Securities Act, the issuance of the
Securities in conformity with the terms of the Unit Subscription

Agreement constitute transactions exempt from the registration requirements of
Section 5 of the Securities Act.

         (viii) Based solely upon our review of the resolutions of the Board of
Directors of the Company relating to the Transaction Documents, the Common Stock issuable upon exercise of the Warrants has been validly reserved for issuance.